UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 6, 2005


                                ESSEX CORPORATION
             (Exact name of Registrant as specified in its charter)

Commission File No.  0-10772

         Virginia                                                    54-0846569
(State or other jurisdiction of                           (IRS Employer ID No.)
incorporation or organization)

         9150 Guilford Road
         Columbia, Maryland                                          21046-2306
(Address of principal executive office)                              (Zip Code)

Registrant's telephone number, including area code:              (301) 939-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ]   Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[    ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[    ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act(17 CFR 240.14d-2(b))

[    ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act(17 CFR 240.13e-4(c))





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                                ESSEX CORPORATION


ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

In conjunction with a proposed acquisition of The Windermere Group, LLC ("Borrower") by Essex Corporation ("Essex"), Essex entered into a Promissory Note and Loan Agreement and Amendment thereto (collectively, the "Note") with Borrower pursuant to which Essex loaned Borrower $25,000,000. The proceeds of the loan are to be used by Borrower to completely redeem all of Liberty
Technologies Unlimited, Inc.'s ownership and membership interests in the Borrower. The date of the Promissory Note and Loan Agreement is January 6, 2005, which was subsequently amended to January 7, 2005.

The entire outstanding principal balance of the Note, together with accrued and unpaid interest is due and payable on the earlier of (i) the closing of any acquisition of Borrower by Essex or (ii) July 7, 2005, unless extended by Essex in Essex's sole discretion.

Interest accrues on the unpaid principal balance of the Note at a rate equal to the greater of simple interest of eight percent (8%) per annum or a per annum rate of one percent (1%) above the prime rate of interest as published in The Wall Street Journal on July 7, 2005 or any accelerated due date under the Note.

This Note is guaranteed by the Borrower's subsidiaries and interest holders and is secured by a first lien security interest in all of the Borrower's outstanding ownership and membership interests, pursuant to the following agreements:

o Corporate Guaranty made by The Andrew Patrick Tate, LLC (the "Tate LLC") for the benefit of Essex, dated January 5, 2005;

o Corporate Guaranty made by The Susan Katherine Tate Burrowbridge, LLC (the "Burrowbridge LLC") for the benefit of Essex, dated January 5, 2005;

o Corporate Guaranty made by The Elizabeth Tate Winters, LLC (the "Winters LLC") for the benefit of Essex, dated January 5, 2005;

o Corporate Guaranty make be Windermere HDS, LLC ("HDS") for the benefit of Essex, dated January 5, 2005; and

o Corporate Guaranty made by Windermere Information Technology Systems, LLC ("Technology") for the benefit of Essex, dated January 5, 2005.

Tate LLC, Burrowbridge LLC and Winters LLC are hereinafter collectively referred to as the "Tate Parties" and HDS and Technology are hereinafter referred to as the "Borrower's Subsidiaries".

The Tate Parties have secured their obligations under their respective guarantees pursuant to a Pledge Agreeement pursuant to which they have pledged to Essex, among other things, all of their right, title and interest as an owner and member of Borrower, which they have represented to be, in the aggregate, the entire equity interest in Borrower.

Pursuant to a Subordination Agreement dated January 7, 2005 by and among Bank of America, N.A., Essex, Borrower, the Borrower's Subsidiaries and the Tate
Parties, the Note is subordinated to the Borrower's indebtedness under a preexisting revolving line of credit with Bank of America, N.A. which permits draws up to a maximum principal amount of $10,000,000.

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                               ESSEX CORPORATION

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99 Press Release of the Corporation dated January 7, 2005.




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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ESSEX CORPORATION



                                    /S/ LEONARD E. MOODISPAW
                                    -------------------------------------
DATE:  January 11, 2005             Leonard E. Moodispaw
                                    President and Chief Executive Officer


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                               ESSEX CORPORATION

                                  EXHIBIT INDEX


Exhibit
NUMBER          DESCRIPTION
------          -----------


99              Press Release of the Corporation dated January 7, 2005.